Exhibit 99.28

ASSIGNMENT, ASSUMPTION AND NOVATION AGREEMENT

This ASSIGNMENT, ASSUMPTION AND NOVATION AGREEMENT (this “Agreement”) dated as of February 1, 2006 by and between FIDELITY NATIONAL INFORMATION SERVICES, INC., a Delaware corporation that, after the effectiveness of the Merger hereinafter defined, will be merged with and into an entity that will be known as “Fidelity National Information Services, LLC” (“FNI Co”), and CERTEGY, INC., a Georgia corporation that, after the effectiveness of the Merger hereinafter defined, will be known as “Fidelity National Information Services, Inc.” (“FIS”).

WHEREAS, in connection with its business operations, FNI Co has heretofore entered into (i) that certain Corporate Services Agreement dated as of September 27, 2005 (the “CSA”) with Fidelity National Title Group, Inc., a Delaware corporation (“FNT”), and (ii) that certain Reverse Corporate Services Agreement dated as of September 27, 2005 (the “RCSA”; and together with the CSA, collectively, the “Assigned Agreements”) with FNT; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of September 14, 2005 (as amended, the “Certegy Merger Agreement”), among Certegy Inc., C Co Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Certegy Inc. (“Merger Co”),  and FNI Co, including the effectiveness of the merger of FNI Co with and into Merger Co (the “Merger”), FNI Co now desires to transfer, assign and convey to FIS, and FIS desires to accept and assume from FNI Co, all of FNI Co’s right, title and interest in and to each of the Assigned Agreements, including the assumption of all of FNI Co’s obligations and liabilities in connection with each of the Assigned Agreements;

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                       Transfer and Assignment.  Effective as of the date hereof, and on the terms and subject to the conditions set forth herein, FNI Co does hereby transfer, assign and convey to FIS all of FNI Co’s right, title and interest in and to each of the Assigned Agreements.

2.                                       Acceptance and Assumption.  Effective as of the date hereof, and on the terms and subject to the conditions set forth herein, FIS does hereby accept and assume all of FNI Co’s right, title and interest in and to each of the Assigned Agreements and all of FNI Co’s responsibilities, obligations and liabilities in connection with each of the Assigned Agreements.

3.                                       Novation of Assigned Agreements.  Upon the effectiveness of this Agreement, FIS will also enter into a novation of each of the Assigned Agreements, through amended and restated agreements, whereby FIS will contractually undertake to perform all of the rights and obligations under each of the Assigned Agreements, and the rights and obligations of FNI Co under each of the Assigned Agreements will thereby be deemed to have been fully extinguished.  Notwithstanding the foregoing, FNI Co acknowledges that it is obligated to comply with certain post-termination obligations as expressly set forth in the Assigned Agreements, such as those relating to maintaining confidentiality, and FNI Co hereby agrees to abide by all such applicable provisions.

4.                                       Instruments of Transfer and Notice to Parties.  Each of FNI Co and FIS agrees that it shall (a) file with the relevant governmental or other entities such assignment documents as may be necessary to reflect in the books and records of such governmental or other entities this assignment and assumption of each of the Assigned Agreements and (b) provide written notice of such assignment, acceptance and assumption (and, to the extent required by applicable law and/or the terms of any Assigned Agreement, take all actions necessary to obtain any necessary consents and/or provide any other notices or documentation reflecting such assignment, acceptance and assumption) to all parties to each of the Assigned Agreements.

5.                                       Representations of the Parties.  Each of FNI Co and FIS represents and warrants to the other that (i) it is duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) it has all requisite corporate power and authority to enter into, execute and deliver this Agreement and to carry out its obligations hereunder and to consummate the transactions contemplated hereby, and (iii) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.  Further, FNI Co represents and warrants that, as of the date hereof, it has fully performed all of its obligations that are due and owing under each of the Assigned Agreements and, to the extent that any services or products have been received, but not paid in full, by FNI Co under any of the Assigned Agreements as of the date hereof, FNI Co shall remain obligated to make such payments in a timely manner in accordance with the terms of the applicable Assigned Agreement(s).

6.                                       Further Assurances.  From time to time at or after the effective date of this Agreement, each of the parties to this Agreement shall cooperate and use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws (and/or under the terms of the Assigned Agreements) to consummate and make effective the transactions contemplated hereby.

7.                                       Successors and Assigns.  This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

8.                                       Governing Law; Jurisdiction.  This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of Florida.

9.                                       Amendments.  This Agreement may be changed, modified or terminated only by an instrument in writing signed by each of the parties hereto.

10.                                 Counterparts.  This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

11.                                 Effectiveness.  Notwithstanding the date hereof or any other terms or provisions herein contained, this Agreement shall become effective as of the date and time that the Merger becomes effective pursuant to the terms of the Certegy Merger Agreement.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

FIDELITY NATIONAL INFORMATION SERVICES, INC. (to be known as Fidelity National Information Services, LLC)

By	/s/ Michael L. Gravelle
Michael L. Gravelle
Senior Vice President

CERTEGY INC. (to be known as Fidelity National Information Services, Inc,)

By	/s/ Lee A. Kennedy
Lee A. Kennedy
Chairman and Chief Executive Officer

[FNT Consent follows on next page]

CONSENT

by

FIDELITY NATIONAL TITLE GROUP, INC.

to the

ASSIGNMENT, ASSUMPTION AND NOVATION AGREEMENT

The undersigned does hereby consent to:

(a)                                  the assignment by Fidelity National Information Services, Inc. a Delaware corporation that, after the effectiveness of the Merger hereinafter defined, will be merged with and into an entity that will be known as “Fidelity National Information Services, LLC” (“FNI Co”) to Certegy Inc., a Georgia corporation that, after the effectiveness of the Merger hereinafter defined, will be known as “Fidelity National Information Services, Inc.” (“FIS”), of all of FNI Co’s right, title, and interest in and to (i) the Corporate Services Agreement dated as of September 27, 2005 (the “CSA”) between FNI Co and Fidelity National Title Group, Inc., a Delaware corporation (“FNT”), and (ii) the Reverse Corporate Services Agreement dated as of September 27, 2005 (the “RCSA”; and together with the CSA, the “Assigned Agreements”) between FNI Co and FNT;

(b)                                 the assumption by FIS of all of FNI Co’s responsibilities, obligations and liabilities under each of the Assigned Agreements, and the extinguishment of all of FNI Co’s responsibilities, obligations and liabilities thereunder; and

(c)                                  a novation of each of the Assigned Agreements, pursuant to agreements to be entered into between FIS and each of the undersigned, as applicable.

Effective as of the date hereof, the undersigned hereby agrees (i) to look solely to FIS for the fulfillment of all obligations under, and the satisfaction of all liabilities arising out of, any and all of the Assigned Agreements, and (ii) to execute amended and restated versions of each of the Assigned Agreements.  The undersigned acknowledges that pursuant to these amended and restated agreements, FIS shall be the contracting party for all obligations arising under the Assigned Agreements and shall be entitled to all benefits thereof, including the receipt of any payments that may become due thereunder.

FIDELITY NATIONAL TITLE GROUP, INC.
a Delaware corporation

By	/s/ Raymond R. Quirk
Raymond R. Quirk
Chief Executive Officer